                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) August 6, 2001
                                                         --------------

                         Community First Banking Company

               Georgia                   0-22543              58-2309605
------------------------------- ------------------------ -------------------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
   of Incorporation)                                      Identification No.)

                                110 Dixie Street
                            Carrollton, Georgia 30117
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code (770) 834-1071
                                                          --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     This reports  amends the 8-K  initially  filed on June 7, 2001 by providing additional  historical and pro forma financial  information  relating to the May
23,  2001  acquisition  by  Community  First  Banking  Company of First  Deposit
Bancshares, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

     1.   The  Agreement  and Plan of Merger  dated as of January 18, 2001 among
          Community  First,  Community  First  Bank,  First  Deposit and Douglas
          Federal  Bank,  FSB is  incorporated  by  reference  to  Exhibit  1 to
          Community  First's  Registration  Statement  on Form S-4  (Regis.  No.
          333-56830).

     2.   The  following  historical  financial  statements of First Deposit are incorporated  herein by reference to  Community  First's  Registration
          Statement on Form S-4 (Regis. No. 333-56830):

               o    Independent auditors' report

               o    Consolidated  balance  sheets as of  December  31,  2000 and
                    1999.

               o    Consolidated  statements  of  income  for  the  years  ended
                    December 31, 2000, 1999 and 1998.

               o    Consolidated  statements  of  comprehensive  income  for the years ended December 31, 2000, 1999 and 1998.

               o    Consolidated  statements  of  shareholders'  equity  for the years ended December 31, 2000, 1999 and 1998.

               o    Consolidated  statements  of cash flows for the years  ended
                    December 31, 2000, 1999 and 1998.

               o    Notes to consolidated financial statements.

     3.   The following pro forma financial  information is incorporated  herein by reference to Community First's  Registration  Statement on Form S-4
          (Regis. No. 333-56830):

               o    Pro forma  consolidated  balance  sheet as of  December  31,
                    2000.

               o    Pro forma condensed  consolidated  statement of earnings for the year ending December 31, 2000.

               o    Explanation of pro forma adjustments.

     4.   Unaudited historical and pro forma financial information as of and for the quarter ended March 31, 2001 is filed herewith.

                       Proforma Consolidated Balance Sheet
                                 March 31, 2001
                             (dollars in thousands)

                                                         CFBC            FDBI      Proforma Adjustments         Proforma
                                                   03/31/2001      03/31/2001        Debit       Credit        03/31/2001
                   Assets
Cash and due from banks                                 8,034             824                       561  A        8,297
Interest-bearing deposits in other banks                1,768           4,545                                     6,313
Federal funds sold                                     14,274              -                     14,274  A           -
                                                     --------        --------                                  --------
     Cash and cash equivalents                         24,076           5,369                                    14,610

Securities available-for-sale                          44,550          10,201                        69  B       54,682
Securities held-for-investment                            164           1,930                                     2,094
Other investments                                       2,315               -                                     2,315
Mortgage loans held for sale                               56           3,559                                     3,615
Loans, net                                            311,514         121,066        1,362  C                   433,942
Premises and equipment, net                             8,084           3,177        1,480  D                    12,741
Accrued interest receivable                             3,136             961                                     4,097
Real estate and repossessions                             633               -                                        633
Real estate held for development and sale                   -           1,896          622  E                     2,518
Purchase intangibles                                        -               -        3,036  L                     3,036
Other assets                                            5,116             286        1,008  J       283 F         6,127
                                                     --------        --------                                  --------
     Total assets                                     399,644         148,445                                   540,410
                                                     ========        ========                                  ========
    Liabilities and Stockholders' Equity
Deposits:
     Demand                                            15,160           5,463                                    20,623
     Interest-bearing demand                           58,707          15,389                                    74,096
     Savings                                           27,549          13,997                                    41,546
     Time                                             215,693          66,356                        727  G     282,776
                                                     --------        --------                                  --------
     Total deposits                                   317,109         101,205                                   419,041

Notes payable and other borrowings                     46,479          21,000                       628  H       68,107
Federal funds purchased                                   136               -                                       136
Accrued interest payable and other liabilities          5,322           1,155                     1,826  I        8,303
                                                     --------        --------                                  --------
     Total liabilities                                369,046         123,360                                   495,587
                                                     --------        --------                                  --------
Common stock                                               33          15,021       15,021  J         3  K           36
Additional paid-in capital                             10,846               -                     5,007  K       15,853
Unearned ESOP shares                                        -          (1,134)                    1,134  J           -
Retained earnings                                      29,810          12,017       12,017  J                    29,810
Accumulated other comprehensive loss                     (876)             32                       (32) J         (876)
Treasury stock                                         (9,215)           (851)                   10,066  J,K         -
                                                     --------        --------                                  --------
     Total stockholders' equity                        30,598          25,085                                    44,823
                                                     --------        --------                                  --------
     Total liabilities and stockholders' equity       399,644         148,445                                   540,410
                                                     ========        ========                                  ========

               Proforma Condensed Consolidated Statement of Earnings
                    for the three months ending March 31, 2001
                           (dollars in thousands)
                                                                                                                       Proforma
                                                                                                                     Consolidated
                                                                                                       Proforma      Statement of
                                                                                  CFBC        FDBI   Adjustments       Earnings
Interest income:
    Interest and fees on loans                                                   7,612       2,486         (40) C         10,058
    Interest-bearing deposits and federal funds sold                               160          42                           202
    Interest and dividends on investment securities                                805         219                         1,024
                                                                               -------     -------                       -------
       Total interest income                                                     8,577       2,747                        11,284
                                                                               -------     -------                       -------
Interest expense:
    Interest on deposits                                                         3,811       1,260        (256) G          4,815
    Interest on notes payable and other borrowings                                 590         281         (37) H            834
                                                                               -------     -------                       -------
       Total interest expense                                                    4,401       1,541                         5,649
                                                                               -------     -------                       -------
Net interest income before provision for loan losses                             4,176       1,206                         5,635
Provision for loan losses                                                          212          38                           250
                                                                               -------     -------                       -------
       Net interest income                                                       3,964       1,168                         5,385

Noninterest income:
    Service charges on deposit accounts                                            568           -                           568
    Gain on sale of loans                                                            -           -                             -
    Gain on sale of real estate held for development and sale                        -         245        (245) E              -
    Miscellaneous                                                                  506           -                           506
                                                                               -------     -------                       -------
       Total noninterest income                                                  1,074         245                         1,074
                                                                               -------     -------                       -------
Noninterest expense:
    Salaries and employee benefits                                               1,709         327                         2,036
    Occupancy and equipment                                                        312          94                           406
    Other operating                                                                912         406          51  L          1,369
                                                                               -------     -------                       -------
       Total noninterest expense                                                 2,933         827                         3,811
                                                                               -------     -------                       -------
       Earnings before income taxes                                              2,105         586                         2,648
Income tax expense                                                                 733         210        (187) M            756
                                                                               -------     -------                       -------
       Net Earnings before Cumulative Effect of Change in Accounting Principle   1,372         376                         1,892
Cumulative Effect of Change in Accounting Principle                                (68)          -                           (68)
                                                                               -------     -------                       -------
Net earnings                                                                     1,304         376                         1,824

Basic earnings per share                                                          0.45        0.27                          0.51
                                                                             =========   =========                     =========
Diluted earnings per share                                                        0.44        0.26                          0.51
                                                                             =========   =========                     =========
Weighted average common and common equivalent shares outstanding             2,914,594   1,389,150                     3,561,133
                                                                             =========   =========                     =========
Weighted average diluted common shares outstanding                           2,962,537   1,436,439                     3,561,133
                                                                             =========   =========                     =========

     Explanation of Proforma Adjustments:

     A    This  adjustment  details the cash and federal funds sold used to fund the cash  portion of the purchase  price.  The total of these items is
          $14,835,331.

     B    This adjustment reflects the Company's determination of the fair value of  investments  acquired  from  FDBI  based  on  current  pricing  of marketable securities.

     C    This adjustment  reflects the Company's estimate of the fair value for loans acquired in this  transaction.  The fair value of loans is based upon  current  market  yields  applicable  to the  terms of the  loans acquired from FDBI.  This amount will be amortized  using the interest method over the estimated remaining average life of eight and one-half years.

     D    This adjustment  reflects the Company's  estimate of the fair value of premises and equipment acquired in this transaction.  This estimate is based upon preliminary  valuations performed by a certified appraiser.
          Substantially  all of this  amount  relates to land and  therefore  no amortization is recorded.

     E    This adjustment  reflects the Company's  estimate of the fair value of the real estate held for  development and sale. This estimate is based upon a present value analysis of  anticipated  lot sales and estimated average lot sale prices. This amount is considered to equal the amount to be realized from the sale of the entire  development,  therefore no further gain or loss is to be recognized.

     F    This adjustment  reflects the difference between the recorded deferred tax asset and the Company's  estimate of the effect on deferred income taxes of the purchase accounting adjustments.

     G    This adjustment  reflects the Company's  estimate of the fair value of the deposits and is presented as an adjustment to time deposits as the adjustment  primarily  relates  to  fixed  rate  time  deposits.  This estimate is based upon current  rates paid on time deposits with terms corresponding  to the time deposits  acquired  from FDBI.  This amount will be amortized  using the interest  method over the actual  average lives of the deposits.

     H    This adjustment  reflects the Company's  estimate of the fair value of the FHLB Advances acquired in this transaction. This estimate is based upon  current  rates  on FHLB  advances  with  similar  terms as those acquired from FDBI.  This amount will be amortized  using the interest method over the remaining contractual lives of these advances.

     I    This  adjustment  consists  of two  items.  The first is a  $1,185,000 accrual  for  the  estimated  cost  of  buying  out  certain  existing employment  contracts  held by employees of FDBI who will not continue their  employment  with the Company.  The second item is an accrual of
          $641,000  for the  estimated  costs to the  Company  of  closing  this transaction.

     J    This adjustment zeroes out the various  stockholders'  equity accounts of FDBI. The Unearned ESOP shares account is reduced to zero since the
          ESOP  document  calls  for  termination  of the ESOP in the event of a merger transaction such as this transaction.  The remaining balance of the ESOP loan is $1,008,000.

     K    This adjustment reflects the issuance of 723,675 shares of CFBC common stock in  connection  with this  transaction.  The  common  shares are valued at $20.25 per share based upon trading  prices a couple of days either side of the  announcement  of the  definitive  agreement.  This total value is then reduced by the $641,000 estimated costs of closing this  transaction  as described in  Adjustment  I. Of the shares to be issued,  444,596  are the shares  held in  treasury  at  03/31/01  and
          279,079 will be newly issued shares.

     L    This adjustment  reflects the purchased  intangibles  that result from the purchase  accounting  adjustments  described above.  Management is continuing to determine  the exact nature and  estimated  value of any identifiable  intangibles that will result from this transaction.  The purchase  intangibles  will likely be amortized over a periods ranging from 15 to 20 years,  depending upon the nature and characteristics of the  actual  intangibles,  using the  straight-line  basis.  Goodwill, consisting of the residual  amount after  recording  any  identifiable intangibles,  will be amortized  until a new accounting  pronouncement becomes  effective  eliminating the requirement to amortize  goodwill.
          For purposes of this proforma,  the purchased  intangibles are assumed to be amortized over a 15 year life using a straight-line method.

     M    This amount presents the income tax effect of the proforma adjustments to the  statement  of  earnings,  excluding  amortization  of purchase intangibles.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COMMUNITY FIRST BANKING COMPANY

Date: August 6, 2001            By:  /s/ C. Lynn Gable
                                     -----------------
                                     Name:    C. Lynn Gable
                                     Title:   Senior Vice President and
                                              Chief Financial Officer